                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)....................June 1, 1995


                          First Midwest Bancorp, Inc.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   0-10967                36-3161078
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(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)        Identification No.)


184 Shuman Boulevard, Suite 310, Naperville, Illinois          60566
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       (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code        (708) 778-8700
                                                     ---------------------------



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             (Former name or address, if changed since last report)



                           Exhibit Index is on Page 5
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                          FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                  JUNE 1, 1995



Item 5. Other Events
- --------------------

On June 1, 1995 First Midwest Bancorp, Inc. ("First Midwest") announced that it had entered into a definitive agreement to acquire CF Bancorp, Inc. ("Bancorp"). Bancorp is the holding company of Citizens Federal Savings Bank, F. S. B. ("Citizens Federal") which is headquartered in Davenport, Iowa with additional offices in Davenport and Bettendorf, Iowa. Citizens Federal had total assets of approximately $225 million as of March 31, 1995.

Under the agreement, Bancorp shareholders will receive 1.4545 shares of First Midwest common stock for each share of Bancorp common stock in a tax-free exchange. Based on First Midwest's May 31 closing price of $24.25, each share of Bancorp's common stock has an implied value of $35.27, with the total transaction valued at approximately $32.3 million based upon total Bancorp common shares currently outstanding.

The agreement has been approved by the Boards of Directors of both First Midwest and Bancorp, and is subject to shareholder ratification and customary regulatory approvals. The transaction is expected to be completed in late 1995 or early 1996.

Item 7. Financial Statements and Exhibits
- -----------------------------------------

Exhibit Index is located on Page 5 of this Report on Form 8-K.

                          FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                  JUNE 1, 1995



The following Items are not applicable for this Form 8-K:

     Item 1. Changes in Control of Registrant

     Item 2. Acquisition or Disposition of Assets

     Item 3. Bankruptcy or Receivership

     Item 4. Changes in Registrant's Certifying Accountant

     Item 6. Resignations of Registrant's Directors

     Item 8.  Change in Fiscal Year

                          FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                  JUNE 1, 1995

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            First Midwest Bancorp, Inc.
                                      ----------------------------------------
                                                  (Registrant)



Date        June 7, 1995                    DONALD J. SWISTOWICZ
     --------------------------       ----------------------------------------
                                            Donald J. Swistowicz
                                            Senior Vice President

                          FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                  JUNE 1, 1995

                                 EXHIBIT INDEX



                                                                        Page
                          Exhibit                                      Number
- -----------------------------------------------------------            ------

Exhibit 99 -  Additional Exhibits
                 Press release and Supplementary Financial
                    Data issued by First Midwest Bancorp, Inc.
                      dated June 1, 1995                                 6

                                         CONTACT:  James M. Roolf
FOR IMMEDIATE RELEASE                              (708) 778-4007
                                         TRADED:   NASDAQ/NMS
                                         SYMBOL:   FMBI

                      FIRST MIDWEST TO ACQUIRE CF BANCORP

NAPERVILLE, IL., JUNE 1, 1995 -- First Midwest Bancorp, Inc. (NASDAQ:FMBI) has announced that it has entered into a definitive agreement to acquire CF Bancorp, Inc. (NASDAQ:CFBC), the holding company of Citizens Federal Bank of Davenport, Iowa.

Under the agreement, CF Bancorp shareholders will receive 1.4545 shares of First Midwest Bancorp common stock for each share of CF common stock owned in a tax free exchange. Based on First Midwest Bancorp's May 31 closing price of $24.25, this results in an implied price for each share of CF common stock of $35.27 and a total transaction valued at approximately $32.3 million based upon total CF common shares currently outstanding.

For many years First Midwest has operated in the Illinois half of the Illinois - Iowa Quad-Cities area comprised of the cities of Moline and Rock Island, Illinois and Davenport and Bettendorf, Iowa. Its First Midwest Bank headquartered in Moline, Illinois has approximately $375 million in assets and operates seven offices all in Illinois. CF Bancorp's $225 million Citizens Federal Savings Bank is headquartered in Davenport, Iowa with additional offices in Davenport and Bettendorf, Iowa. The acquisition of CF Bancorp represents a significant in-market consolidation

                                    - more -
that will see the resulting First Midwest Bank having assets of approximately $600 million and operating seven full service offices in both the Illinois and Iowa halves of the Quad-Cities. As such it will be the largest financial institution serving the entire Quad-Cities area.

The Quad-Cities area is a significant midwest market that is sometimes not recognized as the diversified, dynamic and growing area that it represents. As an MSA, the Quad-Cities is an area having a population approaching 400,000, employment in excess of 200,000 jobs and annual retail sales of some $2.5 billion. As such, from each of the perspectives of population, employment and retail sales the Quad-Cities MSA is larger than the MSA of each of Peoria, Rockford, Springfield, Bloomington-Normal and Champaign-Urbana, Illinois.

Meaningful cost savings are anticipated from this in-market consolidation as well as revenue enhancements. The savings are expected to be dominantly related to redundant back-office operations and related areas. A one time merger transaction charge that is in the process of being quantified will be announced and taken prior to consummation.

Commenting on the announcement, Robert P. O'Meara, First Midwest Bancorp President and CEO, said, "the affiliation with CF Bancorp, a very successful and highly respected company, represents a significant opportunity to combine our respective commercial and retail banking strengths while affording us the ability to serve the entire Quad-Cities area".

                                    - more -

Paul L. Eckert, CF Bancorp President and CEO, said, "we look forward to our combination with First Midwest Bancorp, an organization we have come to know very well. Their business philosophy, like ours, is focused on satisfying customers' financial needs and, at the same time, maintaining strong local commitments to communities served. This combination will significantly benefit our customers and the entire Quad-Cities area."

In connection with the agreement CF has granted First Midwest an option to purchase up to 19.9% of the common shares of CF under certain circumstances in the event the transaction is terminated.

The merger has been approved by the Boards of Directors of both First Midwest Bancorp and CF Bancorp and is subject to shareholder ratification and customary regulatory approvals. The merger is expected to be completed in late 1995 or early 1996.

Following the merger, First Midwest Bancorp, Inc. will be an approximate $3.1 billion company engaged in banking, trust, investment management and mortgage businesses operating 54 offices. As such, it is Illinois' third largest bank holding company with approximately 80% of its assets situated in the Metro Chicago area.


                                    #  #  #


CONDENSED CONSOLIDATED STATEMENTS OF CONDITION (unaudited)                   March 31, 1995
- ------------------------------------------------------------------------------------------------------------
                                                                   First            CF          Proforma
(Amounts in thousands except per share data)                      Midwest        Bancorp        Combined
- ------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks.....................................   $   114,118    $      4,334    $   118,452
Funds sold and other short-term investments.................        13,296           2,065         15,361
Securities available for sale...............................       709,470           5,000        714,470
Securities held to maturity.................................       138,474          93,083        231,557
Loans.......................................................     1,816,532         117,794      1,934,326
Reserve for loan losses.....................................       (24,208)         (1,062)       (25,270)
- ------------------------------------------------------------------------------------------------------------
     Net loans..............................................     1,792,324         116,732      1,909,056
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Premises, furniture and equipment...........................        41,503           1,753         43,256
Accrued interest receivable and other assets................        74,630           3,070         77,700
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Total assets................................................   $ 2,883,815    $    226,037    $ 3,109,852
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LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits....................................................   $ 1,979,294    $    136,941    $ 2,116,235
Short-term borrowings.......................................       672,237          63,135        735,372
Accrued interest payable and other liabilities..............        31,790           3,209         34,999
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     Total liabilities......................................     2,683,321         203,285      2,886,606
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Stockholders' equity........................................       211,139          22,660        233,799
Unrealized net appreciation (depreciation) on securities
  available for sale........................................       (10,645)             92        (10,553)
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     Total stockholders' equity.............................       200,494          22,752        223,246
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Total liabilities and stockholders' equity..................   $ 2,883,815    $    226,037    $ 3,109,852
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BOOK VALUE PER SHARE AT PERIOD END..........................
                                                               $     16.41    $      25.10    $     16.49
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CREDIT QUALITY (unaudited)                                                  March 31, 1995
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                                                                   First             CF         Proforma
(Amounts in thousands)                                            Midwest         Bancorp       Combined
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Nonperforming loans.........................................   $    20,185    $        163    $    20,348
Foreclosed real estate......................................         8,542             547          9,089
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Nonperforming loans to loans................................          1.11%           0.14%          1.05%
Nonperforming assets to loans plus foreclosed real estate...          1.57%           0.60%          1.51%
Reserve for loan losses to loans............................          1.33%           0.90%          1.31%
Reserve for loan losses to nonperforming loans..............        119.93%         651.53%        124.19%
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Net loan charge-offs........................................   $     1,507    $         25    $     1,532
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Net loan charge-offs to average loans.......................          0.34%           0.09%          0.32%
- ------------------------------------------------------------------------------------------------------------



                                                                                               Quarter Ended
  CONDENSED CONSOLIDATED STATEMENTS OF INCOME (unaudited)                                     March 31, 1995
- ------------------------------------------------------------------------------------------------------------------------
                                                                                     First         CF         Proforma
  (Amounts in thousands except per share data)                                      Midwest      Bancorp      Combined
- ------------------------------------------------------------------------------------------------------------------------
  INTEREST INCOME
  Interest and fees on loans..............................................          $39,743       $2,525       $42,268
  Interest on securities..................................................           14,060        1,577        15,637
  Interest on funds sold and other short-term investments.................              269           81           350
- ----------------------------------------------------------------------------------------------------------------------
              Total interest income.......................................           54,072        4,183        58,255
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  INTEREST EXPENSE
  Interest on deposits....................................................           16,025        1,560        17,585
  Interest on short-term borrowings.......................................           10,515          930        11,445
- ----------------------------------------------------------------------------------------------------------------------
              Total interest expense......................................           26,540        2,490        29,030
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              Net interest income.........................................           27,532        1,693        29,225
  PROVISION FOR LOAN LOSSES...............................................            1,632           16         1,648
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              Net interest income after provision for loan losses.........           25,900        1,677        27,577
- ----------------------------------------------------------------------------------------------------------------------
  NONINTEREST INCOME
  Service charges on deposit accounts.....................................            2,245          121         2,366
  Trust fees..............................................................            1,488          ---         1,488
  Other service charges, commissions and fees.............................            1,530           51         1,581
  Securities transactions, net............................................                5          ---             5
  Gain on sale of assets, net.............................................              ---          183           183
  Other income............................................................              671          113           784
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         Total noninterest income.........................................            5,939          468         6,407
- ----------------------------------------------------------------------------------------------------------------------
  NONINTEREST EXPENSE
  Salaries and other employee benefits....................................           12,094          625        12,719
  Occupancy expenses......................................................            1,418          114         1,532
  Equipment expenses and computer processing costs........................            2,971           87         3,058
  FDIC insurance premiums.................................................            1,104           78         1,182
  Other expense...........................................................            4,959          176         5,135
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         Total noninterest expense........................................           22,546        1,080        23,626
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         Income before income tax expense.................................            9,293        1,065        10,358

  Income tax expense......................................................            3,314          336         3,650
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         NET INCOME.......................................................          $ 5,979       $  729       $ 6,708
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         NET INCOME PER SHARE.............................................          $  0.49       $ 0.76       $  0.50
- ----------------------------------------------------------------------------------------------------------------------
  RETURN ON AVERAGE EQUITY................................................            12.61%       12.98%        12.65%
- ----------------------------------------------------------------------------------------------------------------------
  RETURN ON AVERAGE ASSETS................................................             0.85%        1.30%         0.89%
- ----------------------------------------------------------------------------------------------------------------------


                                                                                                                            06/06/95
                                              CF Bancorp, Inc. - Highlights (unaudited)

                                               9 Months                          Fiscal Years Ended June 30,
                                              ----------  -----------  ----------  ----------  ----------  ----------  ----------
Income Statement Data                           3/31/95      1994         1993        1992        1991        1990        1989
- -------------------------------------------   ----------  -----------  ----------  ----------  ----------  ----------  ----------
Net interest income (FTE)..................       $5,139      $7,054       $6,710      $6,021      $4,555      $3,658      $3,695
Less:  Provision for loan losses...........           40          78          104         453         191         135         639
Non-interest income........................        1,272       1,990        1,527       1,479       1,275       1,639       1,449
Non-interest expense.......................        3,240       4,186        4,105       3,851       3,465       3,304       3,120
                                              ----------  ----------   ----------  ----------  ----------  ----------  ----------
  Income before tax & extraordinary items..        3,131       4,780        4,028       3,196       2,174       1,858       1,385
Less:  Income tax provision (benefit)......        1,074       1,747        1,525       1,232         799         776         560
                                              ----------  ----------   ----------  ----------  ----------  ----------  ----------
  Income before extraordinary items........        2,057       3,033        2,503       1,964       1,375       1,082         825
Change in accounting principle.............            0         435            0           0           0           0           0
                                              ----------  ----------   ----------  ----------  ----------  ----------  ----------
  Net income to common shareholders........       $2,057      $3,468       $2,503      $1,964      $1,375      $1,082        $825
                                              ==========  ==========   ==========  ==========  ==========  ==========  ==========

Profitability and Operating Ratios
- ---------------------------------------------------------------------------------------------------------------------------------
Return on average assets (ROA).............         1.23%       1.45%        1.34%       1.30%       0.92%       0.70%       0.52%
Return on common equity (ROCE).............        12.50%      15.17%       13.76%      15.52%      19.03%      18.04%      16.35%
Return on average equite (ROE).............        12.50%      15.17%       13.76%      15.52%      19.03%      18.04%      16.35%

Net interest margin (FTE)..................         3.22%       3.52%        3.82%       4.25%       3.18%       2.51%       2.42%
Non-interest expense/Total revenues........        53.33%      50.27%       50.85%      53.37%      60.77%      63.61%      64.69%
Net charge-offs/Avg. loans.................         0.06%       0.08%        0.09%       0.16%       0.21%       0.28%       0.31%

Balance Sheet Data
- ---------------------------------------------------------------------------------------------------------------------------------
Total assets...............................     $226,037    $223,348     $208,196    $155,730    $147,096    $153,434    $155,593
Net loans..................................      116,732     114,166      112,424      98,861      98,360      97,991     100,816
Total deposits.............................      136,289     129,215      135,112     130,245     134,450     127,806     125,022
Total stockholders' equity.................       22,752      20,975       18,655      17,387       7,915       6,540       5,458
Common equity/Total assets.................        10.07%       9.39%        8.96%      11.16%       5.38%       4.26%       3.51%
Tangible tier 1 capital/Total assets.......        10.07%       9.39%        8.96%      11.16%       5.38%       4.26%       3.51%

Asset Quality Ratios
- ---------------------------------------------------------------------------------------------------------------------------------
Non-performing loans/Net loans.............         0.14%       0.28%        0.28%       0.36%       0.36%       0.27%       0.69%
Reserves/Non-performing loans..............       651.53%     339.75%      349.06%     306.96%     227.32%     307.06%     140.26%
Non-performing assets ratio................         0.61%       0.31%        0.65%       0.78%       1.24%       1.49%       1.63%
Non-perf. assets/Total assets..............         0.31%       0.16%        0.35%       0.50%       0.84%       0.97%       1.06%

Per Share Data
- ---------------------------------------------------------------------------------------------------------------------------------
Net income (Fully diluted).................        $2.14       $3.12        $2.42        NA          NA          NA          NA
Book value.................................        25.10       23.28        19.96        NA          NA          NA          NA
Tangible book value........................        25.10       23.28        19.96        NA          NA          NA          NA